Derivative Financial Instruments	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
Derivative Financial Instruments

We use derivative instruments to manage market price risks associated with inventories, interest rates and certain forecasted transactions. For those instruments that qualify for hedge accounting, the accounting treatment depends on their intended use and their designation. We divide derivative financial instruments qualifying for hedge accounting treatment into two categories: (1) cash flow hedges and (2) fair value hedges. We execute cash flow hedges to hedge against the variability in cash flows related to a forecasted transaction and execute fair value hedges to hedge against the changes in the value of a recognized asset or liability. At the inception of a hedged transaction, we document the relationship between the hedging instrument and the hedged item, the risk management objectives and the methods used for assessing and testing hedge effectiveness. We also assess, both at the inception of the hedge and on an on-going basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows or fair value of the hedged item. If we determine that a derivative originally designated as a cash flow or fair value hedge is no longer highly effective, we discontinue hedge accounting prospectively and record the change in the fair value of the derivative in current earnings. The changes in fair value of derivative financial instruments that are not designated as hedges for accounting purposes, which we refer to as economic hedges, are included in current earnings.

As part of our risk management process, we assess the creditworthiness of the financial and other institutions with which we execute financial derivatives. Such financial instruments involve the risk of non-performance by the counterparty, which could result in material losses to us.

Our policies prohibit us from engaging in speculative trading activities.

Interest Rate Derivatives

We periodically enter into interest rate derivatives to hedge the fair value of debt or hedge against variability in interest rates. For interest rate cash flow hedges, we record the unrealized gains or losses as an adjustment to other comprehensive income. The realized gains and losses from our cash flow hedges are recognized into earnings as an adjustment to our periodic interest expense over the life of the related debt issuance. For fair value hedges on long-term debt, we record the unrealized gains or losses as an adjustment to long-term debt, and realized amounts as an adjustment to our periodic interest expense. Adjustments resulting from discontinued hedges continue to be recognized in accordance with their historic hedging relationships.

In 2019, upon issuance of our $500.0 million of 3.95% notes due 2050, we terminated and settled treasury lock agreements we had previously entered into to protect against the variability of interest payments on this anticipated debt issuance for a loss of $25.3 million, which was included in our statements of cash flows as a net payment on financial derivatives.  These agreements were accounted for as cash flow hedges. The loss was recorded to other comprehensive income (loss) and will be recognized into earnings as an adjustment to our periodic interest expense over the life of the associated notes.

In 2019, upon issuance of $500.0 million of 4.85% notes due 2049, we terminated and settled treasury lock agreements that we had previously entered into to protect against the variability of interest payments on this anticipated debt issuance for a loss of $8.0 million, which was included in our statements of cash flows as a net payment on financial derivatives. These agreements were accounted for as cash flow hedges. The loss was recorded to other comprehensive income (loss) and will be recognized into earnings as an adjustment to our periodic interest expense over the life of the associated notes.

During 2018, we terminated and settled $200.0 million of interest rate derivative agreements with cumulative gains of $24.6 million. These agreements were previously entered into to protect against the risk of variability of interest payments on debt we issued in 2019. These agreements were accounted for as cash flow hedges. The gains were recorded to other comprehensive income (loss) and will be recognized into earnings as an adjustment to our periodic interest expense over the life of the associated notes. These gains were also reported as a net receipt on financial derivatives in the financing activities of our consolidated statements of cash flows in 2018.

Commodity Derivatives

Our gas liquids blending activities produce gasoline, and we can reasonably estimate the timing and quantities of sales of these products. We use a combination of exchange-based commodities futures contracts and forward purchase and sale contracts to help manage commodity price changes and mitigate the risk of decline in the product margin realized from our gas liquids blending activities. Further, certain of our other commercial operations generate petroleum products, and we also use futures contracts to hedge against price changes for some of these commodities.

Forward physical purchase and sale contracts that qualify for and are elected as normal purchases and sales are accounted for using traditional accrual accounting, whereby changes in the mark-to-market values of such contracts are not recognized in income, rather the revenues and expenses associated with such transactions are recognized during the period when commodities are physically delivered or received. Physical forward commodity contracts subject to this exception are evaluated for the probability of future delivery and are periodically tested once the forecasted period has passed to determine whether similar forward contracts are probable of physical delivery in the future.

We record the effective portion of the gains or losses for commodity-based contracts designated as fair value hedges as adjustments to the assets being hedged and the ineffective portions as well as amounts excluded from the assessment of hedge effectiveness as adjustments to other income or expense. We recognize the change in fair value of economic hedges that hedge against changes in the price of petroleum products that we expect to sell or purchase in the future currently in earnings as adjustments to product sales revenue, cost of product sales, or operating expenses, as applicable.

Our open futures contracts at December 31, 2019 were as follows:

Type of Contract/Accounting Methodology	Product Represented by the Contract and Associated Barrels	Maturity Dates
Futures - Economic Hedges	3.2 million barrels of refined products and crude oil	Between January and May 2020
Futures - Economic Hedges	0.7 million barrels of gas liquids	Between January and April 2020

Commodity Derivatives Contracts and Deposits Offsets

At December 31, 2019, we had made margin deposits of $27.4 million for our futures contracts with our counterparties, which were recorded as current assets under commodity derivatives deposits on our consolidated balance sheets. At December 31, 2018, we held margin deposits of $37.3 million for our futures contracts with our counterparties, which were recorded as a current liabilities under commodity derivatives deposits on our consolidated balance sheets. We have the right to offset the combined fair values of our open futures contracts against our margin deposits under a master netting arrangement for each counterparty; however, we have elected to present the combined fair values of our open futures contracts separately from the related margin deposits on our consolidated balance sheets. Additionally, we have the right to offset the fair values of our futures contracts together for each counterparty, which we have elected to do, and we report the combined net balances on our consolidated balance sheets. A schedule of the derivative amounts we have offset and the deposit amounts we could offset under a master netting arrangement are provided below as of December 31, 2018 and 2019 (in thousands):

	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts of Assets (Liabilities) Offset in the Consolidated Balance Sheets	Net Amounts of Assets (Liabilities) Presented in the Consolidated Balance Sheets	Margin Deposit Amounts Not Offset in the Consolidated Balance Sheets	Net Asset Amount(1)
As of December 31, 2018	$62,166	$(7,155)	$55,011	$(37,328)	$17,683
As of December 31, 2019	$(11,033)	$811	$(10,222)	$27,415	$17,193

(1) Amount represents the maximum loss we would incur if all of our counterparties failed to perform on their derivative contracts.

Basis Derivative Agreement

During 2019, we entered into a basis derivative agreement with a joint venture co-owner’s affiliate, and, contemporaneously, that affiliate entered into an intrastate transportation services agreement with the joint venture. Settlements under the basis derivative agreement are determined based on the basis differential of crude oil prices at different market locations and a notional volume of 30,000 barrels per day. As a result, we account for this agreement as a derivative. The agreement will expire in early 2022. We recognize the changes in fair value of this agreement based on forward price curves for crude oil in West Texas and the Houston Gulf Coast in other operating income (expense) in our consolidated statements of income. The liability for this agreement at December 31, 2019 was $17.3 million.

Impact of Derivatives on Our Financial Statements
Comprehensive Income
The changes in derivative activity included in AOCL for the years ended December 31, 2017, 2018 and 2019 were as follows (in thousands):

	Year Ended December 31,
Derivative Gains (Losses) Included in AOCL	2017	2018	2019
Beginning balance	$(34,776)	$(33,755)	$(26,480)
Net gain (loss) on interest rate contract cash flow hedges	(1,937)	4,317	(25,216)
Reclassification of net loss on cash flow hedges to income	2,958	2,958	2,736
Ending balance	$(33,755)	$(26,480)	$(48,960)

The following is a summary of the effect on our consolidated statements of income for the years ended December 31, 2017, 2018 and 2019 of derivatives that were designated as cash flow hedges (in thousands):

	Interest Rate Contracts
	Amount of Gain (Loss) Recognized in AOCL on Derivatives	Location of Loss Reclassified from AOCL into Income	Amount of Loss Reclassified from AOCL into Income

Year Ended December 31, 2017	$(1,937)	Interest expense	$(2,958)
Year Ended December 31, 2018	$4,317	Interest expense	$(2,958)
Year Ended December 31, 2019	$(25,216)	Interest expense	$(2,736)

As of December 31, 2019, the net loss estimated to be classified to interest expense over the next twelve months from AOCL is approximately $3.2 million. This amount relates to the amortization of losses on interest rate contracts over the life of the related debt instruments.
The following table provides a summary of the effect on our consolidated statements of income for the years ended December 31, 2017, 2018 and 2019 of derivatives that were not designated as hedging instruments (in thousands):

		Amount of Gain (Loss) Recognized on Derivative
		Year Ended December 31,
Derivative Instrument	Location of Gain (Loss) Recognized on Derivatives	2017	2018	2019
Futures contracts	Product sales revenue	$(56,338)	$85,012	$(72,562)
Futures contracts	Cost of product sales	25,566	(15,947)	(1,931)
Futures contracts	Operating expenses	3,002	—	—
Basis derivative agreement	Other operating income (expense)	—	—	(10,252)
	Total	$(27,770)	$69,065	$(84,745)

The impact of the derivatives in the above table was reflected as cash from operations on our consolidated statements of cash flows.
Balance Sheets
The following table provides a summary of the fair value of derivatives, which are presented on a net basis in our consolidated balance sheets, that were designated as hedging instruments as of December 31, 2018 (in thousands). There were no derivatives designated as hedging instruments as of December 31, 2019.

	December 31, 2018
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Futures contracts	Commodity derivatives contracts, net	$462	Commodity derivatives contracts, net	$—
Interest rate contracts	Other noncurrent assets	312	Other noncurrent liabilities	8,438
	Total	$774	Total	$8,438

The following tables provide a summary of the fair value of derivatives, which are presented on a net basis in our consolidated balance sheets, that were not designated as hedging instruments as of December 31, 2018 and 2019 (in thousands):

	December 31, 2018
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Futures contracts	Commodity derivatives contracts, net	$61,704	Commodity derivatives contracts, net	$7,155

	December 31, 2019
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Futures contracts	Commodity derivatives contracts, net	$811	Commodity derivatives contracts, net	$11,033
Basis derivative agreement	Other current assets	—	Other current liabilities	8,457
Basis derivative agreement	Other noncurrent assets	—	Other noncurrent liabilities	8,847
	Total	$811	Total	$28,337